UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

FedEx Corporation
(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2. FINANCIAL INFORMATION.
Item 2.02. Results of Operations and Financial Condition.
Effective June 1, 2026, FedEx Corporation (“FedEx”) changed its fiscal year end from May 31 to December 31. As a result, FedEx will report operating results covering the seven-month transition period from June 1, 2026 through December 31, 2026 (the “Transition Period”) in a Transition Report on Form 10-K. Following the Transition Period, FedEx will report its operating results on a calendar-year basis, beginning with the fiscal year ending December 31, 2027.
On June 1, 2026, FedEx completed its spin-off of FedEx’s less-than-truckload freight transportation services businesses conducted through FedEx Freight (“FedEx Freight”) into a new, publicly traded company (the “Spin-Off”). The FedEx Freight business also included FedEx Custom Critical, Inc., LTL Select, and other operations historically included within the FedEx Freight reporting segment. As a result of the Spin-Off, FedEx will no longer consolidate the FedEx Freight business and FedEx Freight is no longer a reportable segment.
Following the Spin-Off and beginning the first quarter of the Transition Period, FedEx realigned its internal reporting and management structure, resulting in the identification of two new reportable segments: Express U.S. Domestic and Express International. Prior to this change, these two segments comprised the Federal Express reportable segment. These changes reflect the realignment of FedEx’s organizational structure and reporting regularly provided to our chief operating decision maker to assess performance and allocate resources.
To assist investors in comparing FedEx’s historical financial results and for informational purposes only, supplemental historical financial information and certain non-GAAP supplemental information reflecting the change in fiscal year end, the presentation of the FedEx Freight business as discontinued operations, and the presentation of FedEx’s new reportable segments is being provided in Exhibit 99.1 hereto. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, should be read in conjunction with FedEx's Annual Reports on Form 10-K for the years ended May 31, 2026, May 31, 2025, and May 31, 2024 and FedEx’s quarterly reports on Form 10-Q for the quarterly periods ended February 28, 2026, November 30, 2025, August 31, 2025, February 28, 2025, November 30, 2024, August 31, 2024, February 28, 2024, November 30, 2023, and August 31, 2023. The unaudited supplemental historical financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements and is not indicative of future or annual results.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

99.1	Supplemental Historical Financial Information

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: July 21, 2026	By:	/s/ Claude F. Russ
Claude F. Russ
Enterprise Vice President, Finance and
Interim Chief Financial Officer and
Interim Chief Accounting Officer